Exhibit 99.1

June 2026 Investor Presentation June 2026 Investor Presentation Cu self storage ®

2 The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties . Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company’s expectations will be achieved . Factors which could cause the Company’s actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions “Item 1A. Risk Factors” and “Forward - Looking Statements” in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company’s filings with the SEC . Forward -looking statements are not guarantees of performance . For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. This presentation contains certain non-GAAP financial measures, including Net Operating Income (NOI), Funds From Operations (FFO), and Funds From Operations, as adjusted (FFO, as adjusted) . The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our annual report on Form 10-K and quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC . Safe Harbor Statement Use of Non -GAAP Financial Measures Safe Harbor Statement The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company"s expectations will be achieved . Factors which could cause the Company's actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions "Item 1A. Risk Factors " and "Forward-Looking Statements" in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company's filings with the SEC . Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures, including Net Operating Income [NOi]. Funds From Operations [FFO]. and Funds From Operations, as adjusted [FFO, as adjusted]. The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" [or similar captions] in our annual report on Form 10-K and quarterly reports on Form 10-Q, and described from time to time in the Company's filings with the SEC . ® CuBE5MART·

Introduction to CubeSmart 3 A high -quality portfolio in an attractive industry with proven returns 1. Period ended December 31, 2025 2. As of March 31, 2026 3. Market value of common equity and book value of debt as of March 31, 2026 4. Annual dividends declared for period ended December 31, 2025 1,287 Properties 1 $11.8B Enterprise Value 3 31% 5- year total shareholder return 1 50% 5- year growth in FFO, as adjusted, per share 1 $2.6 B 5- year acquisition volume 1 57% 5- year dividend growth4 1,516 Properties 2 48.5 M Total owned square feet 2 6.6% 5- year same - store NOI CAGR 1 Baa2/ BBB Credit Rating CubeSmart: A Compelling Investment CubeSmart: A Co mpe llin g Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Introduction to CubeSmart A high-quality portfolio in an attractive industry with proven returns ® CuBE5MART· 3

Why CubeSmart? 4 A company built to perform throughout all phases of the cycle Attractive Industry Well-diversified demand characteristics create strong industry fundamentals High Quality Portfolio Growing the platform through high -quality investments creating industry - leading portfolio demographics Operational Excellence Sophisticated operating platform drives efficiencies and meets evolving customer needs Cash Flow Generation Disciplined investment strategy in best -in- class assets paired with a conservative balance sheet generates stable cash flows Experienced Leadership Team Extensive self -storage and publicly traded REIT background with a successful track record of operating through various macroeconomic environments CubeSmart: A Compelling Investment CubeSmart: A Co mpe llin g Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Why CubeSmart? A company built to perform throughout all phases of the cycle Attractive Industry Well-diversified demand characteristics create strong industry fundamentals High Quality Portfolio Growing the platform through high-quality investments creating industry-leading portfolio demographics Operational Excellence Sophisticated operating platform drives efficiencies and meets evolving customer needs Cash Flow Generation Disciplined investment strategy in best-in-class assets paired with a conservative balance sheet generates stable cash flows Experienced Leadership Team Extensive self-storage and publicly traded REIT background with a successful track record of operating through various macroeconomic environments ® CuBE5MART·

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Experienced Management Team

Strong track record of creating shareholder value and driving performance



Christopher Marr
President &
Chief Executive Officer



Tim Martin
Chief Financial
Officer



Jeffrey Foster
Chief Legal
Officer



Jen Schulte
Chief Human Resources
Officer



Guy Middlebrooks
Executive Vice
President, Operations



Amy Cross
Executive Vice President, IT,
Data Science & Marketing

Average Management Tenure

15 Years with CubeSmart

16 Years in Self-Storage

18 Years at publicly-traded REITs

CUBESMART

5

6 Strong Corporate Governance Supporting the long -term interests of all shareholders Board Practices ▪ The Board is composed of nine Trustees, including eight independent Trustees ▪ Separate Board Chair & Chief Executive Officer ▪ Regular executive sessions of independent Trustees ▪ Annual Board & Committee self -evaluations ▪ Share ownership guidelines for Executive Officers and Trustees ▪ Anti-hedging and anti -pledging policies ▪ Code of Business Conduct & Ethics for employees and Trustees ▪ Risk oversight by Board and Committees ▪ Wide range of relevant experience and qualifications among Trustees CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Governance Rating Consistently Among Best in REIT Sector ISS Corporate Governance Rating of 2, placing the Company in the top 20% of all publicly traded companies in terms of good corporate governance Shareholder Rights ▪ Annual election of Trustees ▪ Annual say -on-pay votes ▪ Single voting class of stock ▪ Shareholder right to call special meeting CubeSmart: A Co mpe llin g Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Strong Corporate Governance Supporting the long-term interests of all shareholders Board Practices The Board is composed of nine Trustees, including eight independent Trustees Separate Board Chair & Chief Executive Officer Regular executive sessions of independent Trustees Annual Board & Committee self-evaluations Share ownership guidelines for Executive Officers and Trustees Anti-hedging and anti-pledging policies Code of Business Conduct & Ethics for employees and Trustees Risk oversight by Board and Committees Wide range of relevant experience and qualifications among Trustees Shareholder Rights Annual election of Trustees Annual say-on-pay votes Sing le voting class of stock Shareholder right to call special meeting ~-----------------------------------------------------------------------------------------------------------------J Governance Rating Consistently Among Best in REIT Sector ISS Corporate Governance Rating of 2, placing the Company in the top 20% of all publicly traded companies in terms of good corporate governance

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

A History of Growth

Consistent execution on strategic objectives

2004 — U-STORE-IT: U-Store-It initial public offering

2006 — Arrival of current management team

2010 — CubeSmart Management: Acquired United Stor-All to establish the third-party management program

2011 — STORAGE DELUXE: Acquired 22-store Storage Deluxe portfolio located primarily in NYC for $560 million

2011 — Rebranded the company as CubeSmart

2012 — Issued debut investment-grade unsecured senior notes

2018 — Opened 1,000th CubeSmart location

2020 — Launched fully online rental platform, SmartRental

2021 — StorageWest: Acquired 59-store Storage West portfolio in major southwest markets for $1.7 billion

2024 — Hines: Acquired 85% interest in 14-store portfolio in Dallas for $157.3 million

2025 — HEITMAN: Acquired remaining 80% interest in 28-store HVP IV joint venture for $452.8 million

CubeSmart
7

Quality -Driven Value Creation Strategy 8 Focus on quality throughout the platform Quality Platform Sophisticated, fully integrated platform focused on providing flexible and efficient service delivery to maximize property cash flows over the long term Quality Portfolio Disciplined investment strategy to grow our nationwide portfolio of best -in-class assets in core markets with strong demographics and demand profiles Quality Balance Sheet Investment - grade balance sheet provides flexibility to access a full array of capital sources to finance growth opportunities Quality Company Continued focus on corporate responsibility and risk management to ensure sustainable long -term growth CubeSmart: A Compelling Investment CubeSmart: A Co mpe llin g Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Quality-Driven Value Creation Strategy Focus on quality throughout the platform Quality Platform Sophisticated, fully integrated platform focused on providing flexible and efficient service delivery to maximize property cash flows over the long term Quality Portfolio Disciplined investment strategy to grow our nationwide portfolio of best-in-class assets in core markets with strong demographics and demand profiles Quality Balance Sheet Investment-grade balance sheet provides flexibility to access a full array of capital sources to finance growth opportunities Quality Company Continued focus on corporate responsibility and risk management to ensure sustainable long-term growth ® CuBE5MART·

Attractive Industry Dynamics 9 Strong sector fundamentals generate outsized long -term returns Dynamic Demand Wide range of needs drives demand for the product throughout all economic cycles Increasing Utilization Newly identified sources of demand have increased utilization and product awareness High Margins Low expense load & cap -ex requirements drive more cash flow to the bottom line Short -Term Leases Month-to-month leases allow for rapid repricing in response to changing economic conditions 102% 692% 0% 100% 200% 300% 400% 500% 600% 700% 800% 10-Year 15-Year Self - Storage REIT Average Return vs RMZ 1 Storage REITs RMZ Index 1. Period ended December 31, 2025 2. Storage REIT straight average total return for CUBE, PSA, EXR & NSA CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Source: S&P Global Capital IQ 3. Storage REIT straight average total return for CUBE, PSA & EXR 2 3 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Attractive Industry Dynamics Strong sector fundamentals generate outsized long-term returns 800% 700% 600% 500% 400% 300% 200% 100% 0% ® CuBE5MART· Self-Storage REIT Average Return vs RMZ1 692% 102% 10-Year 2 15-Year 3 ■ Storage REITs ■ RMZ Index

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Industry Backdrop

Current industry backdrop sets the stage for long-term future growth

Fragmentation

Fragmented ownership creates further opportunity for external growth and consolidation

New Supply

Development headwinds are reducinig new deliveries, creating a tailwind for operational performance

Long-Term Cash Flow Stability

Proven track record of cash flow growth across cycles

Housing Market

30-year low existing home sales are a current headwind to the seasonal segment of demand, but represents pent-up demand when trends normalize


1106

CubeSmart
10

Diversified Portfolio in Quality Markets 11 National platform focused in core markets drives long -term value Owned NOI from top-40 MSAs 1 States with Managed Stores Only States with Owned Stores 91% 197 Markets 41 States (& Washington DC) National Scale Exposure to secondary and tertiary markets through third -party management and joint ventures further diversifies the portfolio and leverages the operating platform Primary Markets Owned portfolio predominantly concentrated in core markets with strong demographics CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance 1. For the three months ended March 31, 2026 2. Map reflects portfolio as of March 31, 2026 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Diversified Portfolio in Quality Markets National platform focused in core markets drives long-term value ■ States with Owned Stores ■ States with Managed Stores Only ® CuBE5MART· Primary Markets Owned portfolio predominantly concentrated in core markets with strong demographics 91% Owned NOi from o top-40 MSAs 1 National Scale Exposure to secondary and tertiary markets through third-party management and joint ventures further diversifies the portfolio and leverages the operating platform 197 Markets 41 States [& Washington DC] 11

Industry - Leading Demographics Generate Long -Term Value 12 Quality market focus creates a strong demand backdrop and cash flow stability 1. Source: Evercore ISI Research Report dated March 19, 2026 2. Total owned portfolio NOI for the three months ended March 31, 2026, market ranking by population per US Census Bureau 0 50 100 150 200 CUBE PSA EXR NSA Avg 3-Mile Population Density (000’s) 1 65 75 85 95 105 115 CUBE PSA EXR NSA Avg 3-Mile Median Household Income (000’s) 1 40% 80% 91% 0% 25% 50% 75% 100% Top 5 Markets Top 25 Markets Top 40 Markets % of Owned Store NOI Strong Demographics 2 A strategic focus on submarkets with attractive demographics for stable, long -term demand trends Mature Markets Larger core markets support more stable demand trends throughout the economic cycle CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | I Built for Growth Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Industry-Leading Demographics Generate Long-Term Value Quality market focus creates a strong demand backdrop and cash flow stability Strong Demographics A strategic focus on submarkets with attractive demographics for stable, long-term demand trends Mature Markets Larger core markets support more stable demand trends throughout the economic cycle % of Owned Store NOl 2 100% 80% 75% 50% 40% 25% 0% 91% Top 5 Markets Top 25 Markets Top 40 Markets 200 150 100 50 0 Avg 3-Mile Population Density (000's) 1 CUBE PSA EXR NSA 115 105 95 85 75 65 Avg 3-Mile Median Household Income (000's) 1 CUBE PSA EXR NSA 12

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

New York City Market Leader

Competitive advantage in the largest market is a key component of our long-term strategy

Best-In Class Portfolio

Our NYC stores make up the largest portfolio of purpose-built, Class-A properties in the outer boroughs that create vibrant billboards for our brand

Unique Submarkets

Each borough features a robust local economy with its own unique, stable demand drivers

Portfolio Composition[1]



Bronx 5.4%
Brooklyn 4.7%
Queens 5.7%
Other NYC 0.9%
Northern NJ 4.0%
Westchester 1.3%
Long Island 1.7%
All Other Markets

Lowest Supplied Market

Supply across the three key outer boroughs is 2.8 SF per capita[2], the lowest nationally and less than half the national average of 7.2 SF per capita[3]. Supply pipeline is waning due to recent legislative changes removing self-storage eligibility for the ICAP tax incentive program



Bronx
Manhattan
Queens
Brooklyn
Staten Island
Owned
Managed

1. Total portfolio NOI for the three months ended March 31, 2026
2. Source: CubeSmart internal market research
3. Source: 2026 Self-Storage Almanac

CUBESMART 13

Sophisticated Operating Platform Drives Efficiencies 14 Foundation of propriety solutions creates flexibility for the future Technological Platform Sophisticated foundational systems provide scalability for a fully -integrated experience across platforms Customer Capture Attract the greatest share of demand across all channels through cutting -edge strategies Dynamic Pricing Maximize revenue through real -time pricing decisions that balance occupancy and rate Service -Oriented Model Provide award -winning customer service to meet the many needs of our customers across all touchpoints, no matter how they prefer to interact with us Ongoing Optimization Continually test new strategies to evolve and capture further efficiencies CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | Built for Growth | I Built for Growth I Operations that Drive Performance Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Sophisticated Operating Platform Drives Efficiencies Foundation of propriety solutions creates flexibility for the future Technological Platform Sophisticated foundational systems provide scalability for a fully-integrated experience across platforms Customer Capture Attract the greatest share of demand across all channels through cutting-edge strategies Dynamic Pricing Maximize revenue through real-time pricing decisions that balance occupancy and rate Service-Oriented Model Provide award-winning customer service to meet the many needs of our customers across all touch points, no matter how they prefer to interact with us Ongoing Optimization Continually test new strategies to evolve and capture further efficiencies ® CuBE5MART·

Cloud -based Data Warehouse Utilize customer data to further optimize operations Proprietary HIVE Point of Sale System Flexible platform to manage customer interactions across all channels Optimization Throughout the Customer Journey 15 Thoughtful enhancements across all touchpoints for a fully integrated experience Reservation Rental Existing Customer Paid Search Bid on ~2+ million keywords Brand Marketing Further build brand awareness, making CUBE an operator of choice AI Generative Search Optimize web presence to be a trusted source across platforms Website Interact with 9 million visitors annually 1 Sales Center Receive 935k calls annually 1 RateSmart Leverage demand & elasticity trends to generate optimal pricing SmartRental ~40% of customers rent through SmartRental In- Store Teammates Provide high -level service for customers looking for an in -person experience CAM Video Agents Providing personal interaction even in a remote environment CubeSmart Mobile App Enhanced customer interaction Rate Increases Enhance revenue through optimized rate increases Digital Access Systems Smartphone gate access improves experience Research 1. Data for full year ended December 31, 2025 CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | Built for Growth | I Built for Growth I Operations that Drive Performance Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Optimization Throughout the Customer Journey Thoughtful enhancements across all touchpoints for a fully integrated experience ---------------------------------------- Research Paid Search Bid on -2+ million keywords Brand Marketing Further build brand awareness, making CUBE an operator of choice A Al Generative Search V Optimize web presence to be a trusted source across platforms Reservation e Website Interact with 9 million visitors annually1 e Sales Center Receive 935k calls annually1 RateSmart Leverage demand & elasticity trends to generate optimal pricing Rental SmartRental -40% of customers rent through SmartRental In-Store Teammates Provide high-level service for customers looking for . . an in-person experience CAM Video Agents Providing personal interaction even in a remote environment Existing Customer CubeSmart Mobile App Enhanced customer interaction Rate Increases Enhance revenue through optimized rate increases Digital Access Systems Smartphone gate access . . improves experience ---------------------------------------- Proprietary HIVE Point of Sale System Flexible platform to manage customer interactions across all channels Cloud-based Data Warehouse Utilize customer data to further optimize operations 15

3.1% 4.2% 3.5% 1.2% 2.5% 2.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 2025 3-Year Expense Growth Expense Growth since 2020 Average Same - Store Expense Growth 1 Sector Average CUBE +190 bps better +170 bps better +60 bps better 16 1. One- and three-year average annual same-store expense growth as reported for years ended December 31, 2025, 2024, 2023. Sector average comprised of EXR, PSA and NSA CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Sector -leading expense control against an inflationary backdrop Focus on Efficient Operations CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Focus on Efficient Operations Sector-leading expense control against an inflationary backdrop 6.0% Average Same-Store Expense Growth 1 5.0% 190 bps better 4.0% 3.1% 3.0% 2.0% 1.2% 1.0% 0.0% 2025 170 bps better 4.2% 2.5% 3-Year Expense Growth Sector Average ■ CUBE 60 bps better 2.9% Expense Growth since 2020 16

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Multi-Faceted External Growth Strategy Creates Long-Term Value

Building our portfolio through strategic investment and growth

High-Quality Acquisitions

Target acquisitions of well positioned, ***quality assets*** in markets with ***strong demographics*** and demand trends

Value-Add Joint Ventures

Generate ***outsized returns***, ***reduce risk*** and enhance further ***diversification*** through acquisitions with partners

Development & Lease-Up

Build and acquire purpose-built properties in ***top markets*** to generate ***elevated growth*** over the long term

Third-Party Management

Drive mutually-beneficial ***value creation*** by building ***additional scale*** and cash flow from our platform




CUBESMART

CubeSmart
17

Robust Portfolio Growth 18 Strategically increasing the size of the platform Increase in stores on the platform since 2010 230% Customers across the portfolio, a 592k increase from 2010 783k 0 200 400 600 800 1000 1200 1400 1600 1800 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Wholly-Owned Joint Venture Managed 1,516 460 Multi-faceted growth strategy, leveraging all avenues to enhance scale and efficiencies 1. As of March 31, 2026 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance 1 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Robust Portfolio Growth Strategically increasing the size of the platform 1800 1600 1400 1200 1000 800 600 400 200 0 1,516 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 ■ Wholly-Owned ■ Joint Venture Managed Multi-faceted growth strategy, leveraging all avenues to enhance scale and efficiencies 230% I n crease i n stores on the platform since 2010 783k Customers across the portfolio, a 592k increase from 2010 18

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Accretive Acquisitions Create Long-Term Value

Disciplined investment strategy to prudently build our portfolio

$6.2B
Consolidated acquisitions since 2010

$2.1B
Acquisitions from third-party management[1]

82%
Acquisitions in top-25 MSAs[1]

Strong Demographics
Focus on submarkets with attractive demographics and strong long-term demand characteristics

Complement Existing Portfolio
Continue to identify opportunities to improve coverage across core markets

Platform Value-Add
Placing new properties on the CubeSmart platform generates multi-year yield expansion

Strategic Lease-up Opportunities
Acquire properties in lease-up to generate elevated returns


CUBESMART
self storage

1. Since 2010, as of March 31, 2026

CubeSmart
19

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Strategic Joint Ventures Complement our Growth Strategy

Opportunistic investment with partners adds value to our portfolio strategy

$914M
Acquired in joint ventures[1]

48
Properties in existing ventures[1]

46
Properties acquired from JVs upon exit

Strong Returns
Fee revenue and promoted interests increase our return profile for transactions

Investment Diversification
Further diversify cash flow and exposure to markets outside of core acquisition strategy

Opportunistic Unstabilized Acquisitions
Spread investment capital across additional transactions through a minority investment while mitigating dilution through fees

Acquisition Opportunities
Build a network of partners to share industry insights and trends


CUBESMART
self storage
climate controlled

CUBESMART

1. Unconsolidated joint ventures as of March 31, 2026. Excludes two unconsolidated joint ventures acquired as a part of the Storage West transaction.

20

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Targeted Development Creates Long-Term Value

Enhancing our portfolio in select markets with flagship properties

$792M
New development delivered[1]

$28M
Projects in the pipeline[2]

100%
Development in top-10 MSAs

Partner with Local Developers
Work with developers that have local market expertise and can source high-quality sites

Focus on Top Markets
Target projects in irreplicable infill locations that generate attractive long-term risk-adjusted returns

Operational Expertise
Leverage CubeSmart's operating platform to optimally design and efficiently lease up new stores

Refresh Portfolio
Enhance the quality of our existing portfolio through purpose-built, trophy assets that showcase our brand self storage
Self storage
CubeSmart
CubeSmart
OFFICE

1. Development deliveries as of March 31, 2026 (does not include C/O acquisitions)
2. As of March 31, 2026

CubeSmart
21

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance

Third Party Management Generates Additional Growth

Mutually beneficial relationships create long-term value for our shareholders

854
Properties[1]

$40M
Management fee revenue[2]

265+
Relationships

Enhanced Profitability
Creates additional revenue streams through management, tenant insurance, and other fees

Additional Scale
Expands our national footprint and brand, increasing operational efficiencies

Acquisition Pipeline
Opportunity for relationship-driven transactions while utilizing our knowledge of the assets to reduce underwriting risk

Industry Relationships
Build a network of industry partners to share insights and trends


CUBESMART
self storage
3142

1. As of March 31, 2026
2. For the year ended December 31, 2025

22

CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | **Targeted Investments** | Strong Fundamentals, Consistent Performance

Disciplined Balance Sheet Strategy

Ensuring stability while funding growth

$11.8B Enterprise Value[1]	**29.2%** Total Debt/ Enterprise Value[1]	**$850.0M** Revolving Line of Credit[1]	**87.9%** % Fixed Rate Debt[1]
4.9x Net Debt/ EBITDA[1]	**6.4x** Fixed Charge Coverage Ratio[1]	**4.0 years** Weighted Average Maturity[1]	**3.37%** Weighted Average Interest Rate[1]

Debt Maturity Schedule[1] *(000's)*



600,000
400,000
200,000
-
340,678
415,100
550,000
404,300
350,000
450,000
500,000
450,000
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
Secured Debt
Unsecured Debt
Unsecured Revolving Credit Facility

Investment-grade balance sheet, with well-staggered maturities and conservative leverage levels, provides access to a full range of attractively-priced capital sources to fund our growth

BBB/Baa2
S&P/Moody's Investment-grade credit rating

$2.5B
Capital raised over the last five years[1]

1. As of March 31, 2026

CubeSmart 23

2026 Financial Highlights 24 0.6% Same - Store Revenue Growth 5.8% Same - Store Expense Growth (1.5)% Same - Store NOI Growth Full Year Outlook 2 (0.25%) to 1.25% Same -store revenue growth 3.25% to 4.75% Same -store expense growth (1.75%) to 0.25% Same -store NOI growth $2.52 to $2.60 FFO, as adjusted, per share ▪ Established a 15% ownership position in a newly formed joint venture that acquired its initial store during the quarter for a purchase price of $13.6 million ▪ Opened for operation one development property for a total cost of $28.0 million ▪ Added 33 stores to our third-party management platform, bringing our total third-party managed store count to 854 as of March 31, 2026 ▪ Repurchased 0.9 million common shares of beneficial interest through our share repurchase program for $33.4 million at an average purchase price of $36.64 per share First Quarter 2026 Highlights $13.6M Acquisitions in Joint Venture 33 Stores added to the management platform $0.63 FFO, as adjusted, per share 1. For the three months ended March 31, 2026 2. 2026 outlook last updated as of our earnings release dated April 30, 2026 CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance First Quarter 2026 Results 1 CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance 2026 Financial Highlights First Quarter 2026 Results1 0.6% Same-Store Revenue Growth 5.8% Same-Store Expense Growth (1.5)% Same-Store NOi Growth $18.6M Acquisitions in Joint Venture 88 Stores added to the management platform $0.68 FFO, as adjusted, per share First Quarter 2026 Highlights ~----------------------------------~ Full Year Outlook2 (0.25%) to 1.25% Same-store revenue growth 3.25% to 4.75% Same-store expense growth (1. 75%) to 0.25% Same-store NOi growth $2.52 to $2.60 FFO, as adjusted, per share 24

Same - Store Operational Update 25 88.0% 89.0% 90.0% 91.0% 92.0% 93.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same - Store Occupancy 1 2025 2026 0 5,000 10,000 15,000 20,000 25,000 30,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same - Store Rentals 1 2025 2026 - 5,000 10,000 15,000 20,000 25,000 30,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Same - Store Vacates 1 2025 2026 90.5% -30 bps YOY 1. Results for the 2026 same-store pool CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Year-to-date performance as of May 31 st CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Same-Store Operational Update Year-to-date performance as of May 31st 30,000 25,000 20,000 15,000 10,000 5,000 0 Same-Store Rentals 1 30,000 25,000 20,000 15,000 10,000 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec ■ 2025 ■ 2026 93.0% 92.0% 91.0% 90.0% 89.0% - 88.0% Jan Feb Mar Apr Same-Store Occupancy1 90.5% -30 bps YOY May Jun Jul -2025 - 2026 Same-Store Vacates 1 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec ■ 2025 ■ 2026 Aug Sep Oct Nov Dec 25

Consistent Earnings Outperformance 26 FFO per share growth above the sector average over the past three years Consistent outperformance driven by: Sophisticated Operating Platform Maximizing revenue through innovative & efficient execution Expense Control Sector -leading same -store expense control, 190 bps lower than the peer average 2 Disciplined Capital Allocation Creative capital deployment focused on long -term value creation Conservative Balance Sheet Strategy Cash flow stability throughout the cycle -1.9% -1.9% 0.7% -1.9% -2.7% -1.8% -3.0% -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% One-Year Two-Year Three-Year FFO, as adjusted, Per Share Growth vs Sector Average 1 2023-2025 CUBE Sector Average 1. Represents average annual FFO, as adjusted, per share growth for the one-, two-, and three-year periods ended December 31, 2025. Sector is comprised of EXR, PSA, and NSA. 2. Three-year average for the years ending December 31, 2025, 2024 and 2023. Sector average comprised of EXR, PSA and NSA. CubeSmart: A Compelling Investment CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Strong Fundamentals, Consistent Performance Consistent Earnings Outperformance FFO per share growth above the sector average over the past three years 1.0% 0.5% 0.0% -0.5% -1 .0% -1 .5% -2.0% -2.5% -3.0% FFO, as adjusted, Per Share Growth vs Sector Average 1 2023-2025 -1.9% -1.9% -1.8% One-Year -2.7% Two-Year Three-Year ■ CUBE ■ Sector Average Consistent outperformance driven by: Sophisticated Operating Platform Maximizing revenue through innovative & efficient execution Expense Control Sector-leading same-store expense control, 190 bps lower than the peer average2 Disciplined Capital Allocation Creative capital deployment focused on long-term value creation Conservative Balance Sheet Strategy Cash flow stability throughout the cycle 26

Long -Term Cash Flow Growth 27 A consistent history of sharing our growth with our shareholders $- $0.50 $1.00 $1.50 $2.00 $2.50 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Annual Dividend per Share +203% $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 FFO, as adjusted, per share +106% CubeSmart: A Compelling Investment | Built for Growth | Operations that Drive Performance | Targeted Investments | Strong Fundamentals, Consistent Performance Sixteen consecutive years of dividend increases, the longest active streak among storage REITs CubeSmart: A Compelling Investment I Built for Growth I Operations that Drive Performance I Targeted Investments I Strong Fundamentals, Consistent Performance Long-Term Cash Flow Growth A consistent history of sharing our growth with our shareholders FFO, as adjusted, per share Annual Dividend per Share $3.00 +106% $2.50 +203% $2.50 $2.00 $2.00 $1.50 $1.50 $1.00 $1 .00 $0.50 $0.50 $0.00 $- 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Sixteen consecutive years of dividend increases, the longest active streak among storage REITs 27

Why CubeSmart? 28 A company built to perform throughout all phases of the cycle Attractive Industry Well- diversified demand characteristics create strong industry fundamentals High Quality Portfolio Growing the platform through high - quality investments creating industry - leading portfolio demographics Operational Excellence Sophisticated operating platform drives efficiencies and meets evolving customer needs Cash Flow Generation Disciplined investment strategy in best -in- class assets paired with a conservative balance sheet generates stable cash flows Experienced Leadership Team Extensive self -storage and publicly traded REIT background with a successful track record of operating through various macroeconomic environments Why CubeSmart? A company built to perform throughout all phases of the cycle Attractive Industry Well-diversified demand characteristics create strong ind us try fundamentals High Quality Portfolio Growing the platform through high-quality investments creating industry-leading portfolio demographics Operational Excellence Sophisticated operating platform drives efficiencies and meets evolving customer needs Cash Flow Generation Disciplined investment strategy in best-in-class assets paired with a conservative balance sheet generates stable cash flows Experienced Leadership Team Extensive self-storage and publicly traded REIT background with a successful track record of operating through various macroeconomic environments ® CuBE5MART·